Mosaic Equity Trust
Letter to Shareholders
December 31, 1997



Dear Shareholder:

The annual period ended December 31, 1997 was an eventful one for three of the funds in Equity Trust: Mosaic Investors, Mosaic Balanced and Mosaic Mid-Cap. In June all three funds experienced consolidations under the Mosaic name, and annual periods were unified with the calendar year. Along with the name change came some restructuring of our equity portfolios, as we positioned the funds for future capital appreciation through concentration on solid, fairly valued growth companies.

Mosaic's inaugural year was an auspicious one for the funds in Equity Trust, as Investors surged ahead 34.84%, Balanced returned 25.49% and Mid-Cap showed a total return of 17.02% for the year. Mosaic Investors was among the elite 10% of all diversified equity funds that beat the S&P 500's 1997 return of 33.36%. Balanced finished the year as the number seven balanced fund among the over 300 in the land, as reported by the Wall Street Journal using Lipper Analytical figures. Mid-Cap had a solid return of 17.02% (while underperforming the average Mid-Cap fund which returned 19.67%) as it transitioned from an investment emphasis on very small micro-cap stocks, to more established companies with market capitalizations in the $1-$5 billion "mid-cap" range.

The Trust's performance did not go unnoticed by the investment world. In addition to the recognition mentioned in the Wall Street Journal, reporters from Nation's Business, Barron's, Dow Jones News Service, Mutual Perspectives radio show, and numerous daily newspapers contacted Mosaic in regard to 1997 performance.

Going forward, your management team is pleased to have the funds reorganized and well-positioned for their first full year of operation under the Mosaic banner. As we head into a new year following three outstanding years of market advances, we are confident that our risk-conscious investment strategy is right for all seasons. We continue to seek the absolute best companies in America, and purchase them only when we feel they are fairly valued. As 1997 demonstrated, this strategy can work well in an up market. We also feel confident that we can out-perform the market in more trying environments as well.

As "charter members" of the Mosaic family, we thank you for your support and confidence. We are looking forward to many more years together.

     Sincerely,


     (signature)

     Katherine Frank
     President
     Mosaic Funds


The Period in Review

In 1997 the United States' economy continued its expansion with few inflationary signs, while the equity and fixed income markets rewarded investors once again. Meanwhile, global markets were stirred late in 1997 by widening concerns over Southeast Asia's financial condition. Over the last quarter of 1997 the situation in Asia deteriorated with effects spreading to other financial markets, including our own. The Asian collapse clearly bled into domestic markets, yet overall the American economy remained exceptionally robust, with inflation at minimal levels. Corporate earnings continued to show broad improvement, while thanks to low interest rates and increased productivity, profit margins were at twenty year highs.

As we reported in our fall issue of our shareholder newsletter, Mosaic Update, domestic stock markets were roiling and showing no signs of
settling down.   This general environment of volatility continued
through the end of 1997. When we discussed this issue in the fall, we cautioned that market volatility was not an effective signal for either a market top or bottom. When the Dow Jones Industrial Average (DJIA) tumbled 554 points on October 27 to 7498, it was tempting to think that the bottom was falling out of the market. The Mosaic perspective is calculated to be calm and reasoned, and it was our assessment that the fundamentals did not warrant undue concern. The market, as measured by the DJIA ended the year at 7908, having recovered most of the October 27 tumble.

While the major stock averages tell a story of a great year for the markets, this isn't the entire picture. Many individual stocks and sectors had a difficult year. This was reflected in the overall performance of stock mutual funds, with 90% of diversified equity funds unable to beat the benchmark S&P 500. In general, larger companies outperformed smaller companies in 1997, as investors continued to seek safety from market volatility and international problems in companies with a well-established franchise and name recognition.


Fund Overview

Mosaic Investors Fund

The 34.84% return for the Investors Fund in 1997 was the highest annual performance in the 20-year history of the Fund. Many factors contributed to this excellent result. First of all, the stock market enjoyed a great year. Secondly, the Fund benefited from excellent stock picking throughout the year.

 All sectors in which the Fund invested contributed to the positive results, with the financial sector leading the way. In particular, the financial sector did well due to strong growth and lower interest rates. The financial sector's results were paced by Federal Home Mortgage Corp, Norwest Corp, and MGIC Investment Corp.

Many other stocks in the Fund also produced strong gains including Tele-communications Inc., Compaq Computer, Schering Plough and Pitney Bowes. Each of these companies demonstrates the desirable characteristics that we are looking for, namely, strong, consistent growth at a reasonable valuation.

Technology stocks were major contributors to the Fund's progress, particularly during the first three quarters. Due to our perception that these stocks were approaching full valuation, we then lightened our holdings in the summer, prior to the broad fourth quarter decline in this sector.

Top Ten Holdings
                          % of net assets
Norwest                           5.1%
Tele-communications Inc.          5.1%
Pitney Bowes                      4.7%
Safeway                           4.6%
McDonalds                         4.6%
Compaq                            4.1%
Johnson & Johnson                 4.1%
Merck                             4.0%
Computer Associates International 4.0%
Nabisco Holdings Corporation, CLA 3.9%


Fund-at-a-Glance

Objective: Mosaic Investors seeks long-term capital appreciation through investments in large growth companies.
Net Assets:  $25.2 million
Date of Inception: November 1, 1978
Ticker: MINVX



Mosaic Balanced Fund

The Mosaic Balanced Fund produced very impressive results in 1997, achieving a total return of 25.49%. For the year the Fund had on average about 65% of its assets invested in common stocks with the remainder in bonds and cash. For 1998, we expect to keep the exposure to stocks in the 60-65% range on average. For comments about the stocks held in the Balanced Fund please see the discussion on the Investors Fund.

The bond portion of the portfolio positively contributed to the excellent 1997 results. In general, the bond market benefited from a declining interest rate environment due to declining inflation expectations and a "flight to quality" by investors in the wake of turmoil in Asia. The bond portion of Balanced also benefited from a reasonable exposure to corporate bonds relative to U.S. Treasury securities.

Top TEN Holdings
                                 % of net assets
Top Five Stock Holdings (66.65%)
Norwest                                   3.6%
Tele-communications, Inc.                 3.5%
McDonalds                                 3.2%
Pitney-Bowes                              3.2%
Safeway                                   2.9%

Top Five Fixed-Income Holdings (30.16%)
U.S.  Treasury Note 6.125% , 8/31/98      4.8%
U.S.  Treasury Note 5.625%, 1/31/98       4.2%
U.S.  Treasury Note 6.25%, 5/31/00        3.6%
U.S.  Treasury Note 5.875%, 10/31/98      2.4%
Seagate Technology, Inc.  7.37%, 3/1/07   1.6%



Fund-at-a-Glance

Objective: Mosaic Balanced seeks to provide substantial current dividend income while providing opportunity for capital appreciation by investing in a combination of mid-to-large companies and bonds.
Net Assets: $17.4 million
Date of Inception: December 18,1986
Ticker: BHBFX


Mosaic Mid-Cap Growth

1997 was a transition year for the Mosaic Mid-Cap Growth Fund, which completed its new annualized schedule with a nine-month period ended December 31, 1997. At the start of 1997 the Fund was positioned as a small-cap fund, investing in tiny emerging growth companies, a strategy that tends to be boom or bust. By mid-year we had successfully repositioned the Fund to invest in medium sized companies, applying the same stock picking philosophies that we use for the Investors Fund.

Performance also began to improve with the fund producing a 9.7% return over the final six months of the year compared to 6.3% generated over the first half of the year. During 1997 the strongest sector for this fund was health care. Top performing stocks in the health care area included Watson Pharmaceutical and Express Scripts. Other stocks that had meaningful contri-butions to performance were EMC Corp, Allied Group and Fiserv. On the other hand, a small handful of stocks had an adverse impact on results, including IKOS Systems and Leasing Solutions. In general, the stocks that did well were the more mid-sized companies, while those that did poorly were smaller companies that we were in the process of selling. We are en-couraged by the Fund's restructuring and look forward to 1998.

Top TEN Holdings
                           % of net assets
Hillenbrand Industries         5.2%
Dentsply International         4.7%
Watson Pharmaceutical          4.5%
R.P.  Scherer                  4.5%
Alberto Culver                 4.5%
Petco                          4.4%
Morton International           4.3%
Fiserv                         4.3%
Lexmark                        4.3%
Tommy Hilfinger                4.1%


Fund-at-a-Glance

Objective: Mosaic Mid-Cap Growth seeks long-term capital appreciation through the investment in small-to-mid sized growth companies.
Net Assets: $11.5 million
Date of Inception: July 21, 1983
Ticker: GTSGX


COMPARISON OF CHANGES IN THE VALUE
OF A $10,000 INVESTMENT

Depicted herein are the graphic comparisons described above. The relevant data points are as follows:

Balanced Fund

            Balanced     Value Line Geometric  Lipper Balanced
Year        Fund Value   Index Value           Fund Index Value

Beginning   $10,000      $10,000               $10,000
1988         10,775       11,541                11,792
1989         12,080       12,834                14,102
1990         11,197        9,715                14,280
1991         14,008       12,358                17,662
1992         15,184       13,226                19,350
1993         15,823       14,664                21,663
1994         16,004       13,764                21,220
1995         19,446       16,418                26,501
1996         22,647       18,614                29,948
1997         28,420       22,533                35,370

Average Annual Returns:

1 Year: 25.5%  5 Years: 13.4%  10 Years: 11.0%

Mid-Cap Growth Fund

            Mid-Cap Grth Value Line Geometric  Lipper Mid-Cap
Year        Fund Value   Index Value           Fund Index Value

Beginning   $10,000      $10,000               $10,000
1988         12,468       11,541                11,122
1989         15,605       12,834                14,295
1990         13,130        9,715                13,654
1991         16,503       12,358                21,030
1992         17,612       13,226                22,841
1993         20,229       14,664                26,349
1994         19,428       13,764                25,817
1995         23,813       16,418                34,358
1996         25,275       18,614                39,951
1997         29,577       22,533                46,969

Average Annual Returns:

1 Year: 17.0%  5 Years: 10.9%  10 Years: 11.4%

Investors Fund

            Investors    S&P 500      Lipper Growth
Year        Fund Value   Index Value  Fund Index Value

Beginning   $10,000      $10,000      $10,000
1978         10,360       10,420       10,692
1979         12,337       12,369       13,823
1980         15,191       16,376       19,170
1981         17,277       15,508       17,863
1982         23,068       18,842       22,156
1983         27,159       23,101       26,886
1984         27,000       24,556       25,920
1985         35,505       32,365       33,733
1986         41,293       38,417       38,992
1987         41,751       40,453       40,261
1988         47,080       47,156       45,951
1989         54,644       62,105       58,574
1990         46,858       60,179       55,403
1991         61,881       78,534       75,530
1992         68,671       84,503       81,295
1993         70,684       93,012       91,033
1994         73,441       94,230       89,603
1995         91,529      129,642      118,860
1996        112,910      159,395      139,635
1997        152,248      212,569      178,842

Average Annual Returns:

1 Year: 34.8%  5 Years: 17.1%  10 Years: 13.8%  Since Inception: 15.24%

Past performance is not predictive of future performance.

Interview with lead equity manager Jay Sekelsky

Q. How would you characterize performance in the Mosaic Equity funds for this annual period?

A. We were quite pleased with our overall performance. Our large-cap growth fund, Mosaic Investors, outperformed the vast majority of its peers, as well as the benchmark S&P 500. Mosaic Balanced, which carries a minimum of 30% bonds, is designed to provide growth with less volatility than the overall market. Balanced's return of 25.49% actually outperformed many of the nation's largest and best-known all-stock funds. Our Mid-Cap fund was undergoing significant transition in 1997 from investing in very small stocks to mid-sized companies. The fund showed a solid gain of 17.02%, and we feel it is now well-positioned for future performance.

Q. What was it about Mosaic's stock picking that powered Mosaic Investor's outperformance?

A. One of the keys is the confidence we place in our stock picks. Since the fund's inception we have owned 25-30 stocks in our portfolios, rather than the 100-plus that is typical for mutual funds. Recently there has been considerable concern regarding over-diversification--a concern that we've shared for close to 20 years. We feel that concentration allows us to focus on our best ideas, and to reap real rewards when these stocks perform well. All of our stock picking is characterized by a search for high-quality growth companies that we feel are temporarily undervalued. This style is often referred to as Growth at A Reasonable Price (GARP). What makes us different from many others who profess this style is our emphasis on the "ARP"--the valuation side of the equation. We add an extra layer of value with our concern over the price we pay for a great company. In other words, we are always aware of the risk versus reward ratio in every company we buy or hold. This style really kept us on course in 1997, steering us away from high-risk areas of the market, and allowing us to take advantage of undervalued sectors.

Q. What were some of the portfolio shifts that worked for you in 1997?

A. Our focus is always on companies first, sectors second. As a bottom-up stock picker, we are attracted to sectors where growth prospects are sound, while valuations are relatively low. For example, last spring there was a general sell-off in technology companies. We were able to find some very sound, bell-weather technology companies such as Intel and Compaq selling at attractive prices. As a result, technology reached about 30% of the portfolio in Investors and 25% in Mid-Cap. But by the Fall, valuations were once again high, and we trimmed our technology position back to 15% in both Investors and Mid-Cap. This is a great case of how our concern for valuations helped us avoid some of the pitfalls of a notoriously volatile segment of the market as evident in the fourth quarter.

Q.      Besides technology, what other sectors did you find appealing?

A. Our focus on growth companies keeps us concentrated in four general sectors: technology, consumer, healthcare and financials. Over a long period, we would expect to have approximate equal weightings in these sectors, although at any given point in time you'll see decided biases in favor of one sector over another. Financials were actually our top performing group for 1997.

Q.      How about examples of decisions that didn't work out?

A. Like any money manager, we know that some stock picks will not pan out. This past year we saw disappointing results from Seagate Technologies, a holding in Mosaic Investors. Second and third quarter earnings for this maker of data-storage systems and software dipped due to manufacturing problems and softening demand for high-end data-storage devices. Upon reassessing the company's risk-return profile, we decided that our money would best be invested elsewhere, and we sold our holding at a loss. In Mid-Cap we saw a similar story with Pep Boys, a successful chain of auto parts stores which stumbled in the wake of aggressive expansion. We sold our position in August, although we continue to follow the company.

Q.      What can we expect in 1998?

A. We see a continuation of the anxieties evident in late 1997, sparked in part by the financial crises in Asia, and a natural consequence of three exceptionally strong years of market performance. In terms of the overall economy, we see many positives, but expect corporate earnings to be weakening. Pricing power will be diminished by the lower cost of Asian products, while relatively full employment will be a force for higher wages and as a result, higher production costs.
We have every expectation that the double-digit earnings growth rate of the past few years will drop into single digits. This environment should be one that favors stock pickers, and we are optimistic as we look toward 1998.

Independent Auditor's Report


To the Board of Trustees and Shareholders of Mosaic Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Investors, Balanced, and Mid-Cap Growth Funds (the "Funds") of the Mosaic Equity Trust as of December 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the Investors Fund (formerly known as Bascom Hill Investors, Inc.) and Balanced Fund (formerly known as Bascom Hill Balanced Fund, Inc.) for the year ended December 31, 1996 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report, dated January 24, 1997, expressed an unqualified opinion on those financial statements and financial highlights. The financial statements of the Mid-Cap Growth Fund for the year ended March 31, 1997 and the financial highlights for each of the years in the five-year period then ended were audited by other auditors whose report, dated May 2, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Investors, Balanced and Mid-Cap Growth Funds of the Mosaic Equity Trust as of December 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the periods then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
(signature)
Princeton, New Jersey
February 13, 1998



Investors Fund
Portfolio of Investments -- December 31, 1997


                                             Number
                                              of
                                             Shares      Value

COMMON STOCKS:  97.03% of net assets

BASIC INDUSTRY: 3.59%
         Morton International, Inc.          26,350      $905,781

CONSUMER PRODUCTS - CYCLICAL: 14.36%
         McDonalds Corporation               24,100     1,150,775
         Pitney Bowes, Inc.                  13,250     1,191,672
         Tele-communications, Inc.*          45,700     1,276,743

CONSUMER PRODUCTS - FOOD & BEVERAGE: 9.63%
         Conagra, Inc.                       19,800       649,688
         Nabisco Holdings Corporation, CLA   20,450       990,547
         Sara Lee Corp.                      13,950       785,559

CONSUMER PRODUCTS - HOUSEHOLD PRODUCTS/OTHER: 3.20%
         Kimberly-Clark Corporation          16,350       806,259

CONSUMER PRODUCTS - RETAIL: 8.50%
         Federated Department Stores, Inc.   22,700       977,519
         Safeway Inc.                        18,400     1,163,800

FINANCIAL - BANKS:  8.64%
         First Union Corp.                   17,400       891,750
         Norwest Corporation                 33,300     1,286,213

FINANCIAL - INSURANCE: 2.80%
         MGIC Investment Corporation         10,600       704,900

FINANCIAL - SERVICES: 8.57%
         American Express Company             9,350       834,487
         Federal Home Loan
         Mortgage Corporation                19,450       815,684
         Green Tree Financial Corporation    19,450       509,347

HEALTHCARE - DRUGS: 15.24%
         Abbot Laboratories                  15,050       986,715
         Johnson & Johnson                   15,675     1,032,591
         Merck & Co., Inc.                    9,450     1,004,063
         R.P.  Scherer                       13,400       817,400

HEALTHCARE - HOSPITALS/OTHER: 5.89%
         Dentsply International, Inc.        27,900       850,950
         United Healthcare Corp.             12,750       633,516

TECHNOLOGY - HARDWARE:  6.32%
         Compaq Computer Corporation*        18,400     1,038,450
         Hewlett-Packard Company              8,850       553,125

TECHNOLOGY - SEMICONDUCTOR/ELECTRONICS: 3.37%
         Arrow Electronics, Inc.             26,200       849,863

TECHNOLOGY - SOFTWARE:  6.92%
         Adobe Systems, Inc.                 18,050       744,562
         Computer Assoc International, Inc.  18,900       999,338

          TOTAL COMMON STOCKS
             (Cost $18,563,454)         $24,451,297


SHORT TERM INVESTMENTS:  5.71% of net assets

         REPURCHASE AGREEMENT
             With Donaldson, Lufkin & Jenrette Securities
             Corporation issued 12/31/97 at 6.00%, due
             1/2/98, collateralized by $1,467,924 in
             United States Treasury Notes due 2/29/00.
             Proceeds at maturity are $1,440,480.
             (Cost $1,440,000)           $1,440,000

         TOTAL INVESTMENTS
             (Cost $20,003,454)         $25,891,297

LIABILITIES LESS CASH
AND RECEIVABLES: (2.74%) of net assets    $(689,368)

NET ASSETS: 100%                        $25,201,929


*Non-income producing



Balanced Fund
Portfolio of Investments -- December 31, 1997


                                             Number
                                               of
                                             Shares     Value


COMMON STOCKS:  66.65% of net assets

BASIC INDUSTRY: 2.52%
         Morton International, Inc.          12,750    $438,281
CONSUMER PRODUCTS - CYCLICAL: 9.87%
          McDonalds Corporation              11,600     553,900
          Pitney Bowes, Inc.                  6,150     553,116
          Tele-communications, Inc.*         21,850     610,433
CONSUMER PRODUCTS - FOOD & BEVERAGE: 6.58%
         Conagra, Inc.                        8,850     290,391
         Nabisco Holdings Corporation, CLA    9,850     477,109
         Sara Lee Corp.                       6,700     377,294
CONSUMER PRODUCTS - HOUSEHOLD PRODUCTS/OTHER: 2.23%
         Kimberly-Clark Corporation           7,900     389,569
CONSUMER PRODUCTS - RETAIL: 5.62%
         Federated Department Stores, Inc.   10,950     471,534
         Safeway Inc.                         8,000     506,000
FINANCIAL - BANKS: 6.08%
         First Union Corp.                    8,450     433,063
         Norwest Corporation                 16,200     625,725
FINANCIAL - INSURANCE: 1.97%
         MGIC Investment Corporation          5,150     342,475
FINANCIAL - SERVICES: 5.99%
         American Express Company             4,500     401,625
         Federal Home Loan
         Mortgage Corporation                 9,400     394,213
         Green Tree Financial Corporation     9,400     246,163
HEALTHCARE - DRUGS: 10.32%
         Abbot Laboratories                   7,150     468,771
         Johnson & Johnson                    7,450     490,769
         Merck & Co., Inc.                    4,200     446,250
         R.P.  Scherer                        6,400     390,400
HEALTH CARE - HOSPITALS/OTHER: 4.02%
         Dentsply International, Inc.        13,000     396,500
         United Healthcare Corp.              6,100     303,094
TECHNOLOGY - HARDWARE: 4.39%
         Compaq Computer Corporation*         8,875     500,883
         Hewlett-Packard Company              4,200     262,500
TECHNOLOGY - SEMICONDUCTOR/
ELECTRONICS: 2.31%
         Arrow Electronics, Inc.             12,400     402,225
TECHNOLOGY - SOFTWARE: 4.75%
         Adobe Systems, Inc.                  8,500     350,625
         Computer Associates Intl Inc.        9,000     475,875
TOTAL COMMON STOCKS (Cost $8,787,639)   $11,598,783
DEBT INSTRUMENTS: 30.16% of net assets
         Corporate Obligations: 13.41%
         Coca-Cola Enterprises, Inc.,
             7.875%, 2/1/02                 265,000    $281,562
         Walt Disney Co., Senior Note,
             6.75%, 3/30/06                 275,000     284,281
         Ford Motor Credit Corporation,
             7.75%, 3/15/05                 205,000     220,375
         International Leasing Finance
             Corporation, 8.375%, 12/15/04   75,000      83,156
         Kohls Corporation, 6.7%, 2/1/06    230,000     231,150
         Lucent Technologies, Inc., 6.90%,
             7/15/01                        270,000     277,088
         Marshall & Ilsley Corp., Subordin-
             ated Note, 6.375%, 7/15/03     100,000     100,250
         Merrill Lynch & Company, Inc.,
             7.375%, 5/15/06                 50,000      53,375
         Morgan Stanley Dean Witter
             Discover Card, 6.875%, 3/1/07  225,000     231,188
         Norwest Corporation, Subordinated
             Note, 6.625%, 3/15/03           90,000      91,913
         Seagate Technology, Inc., Senior
             Note, 7.37%, 3/1/07            275,000     287,030
         Texas Instruments, Inc., 6.125%,
             2/1/06                         195,000     192,806

         Treasury Obligations: 16.75%
         US Treasury Note, 5.625%, 1/31/98  725,000     725,109
         US Treasury Note, 6.125%, 8/31/98  830,000     832,872
         US Treasury Note, 5.875%, 10/31/98 425,000     425,859
         US Treasury Note, 6.25%, 5/31/00   625,000     632,881
         US Treasury Note, 5.25%, 1/31/01   250,000     247,193
         US Treasury Note, 5.625%, 2/28/01   50,000      49,888
TOTAL DEBT INSTRUMENTS
             (Cost $5,163,021)           $5,247,976
SHORT TERM INVESTMENTS: 4.39% of net assets

         REPURCHASE AGREEMENT
                 With Donaldson, Lufkin & Jenrette Securities
             Corporation issued 12/31/97 at 6.00%, due
             1/2/98, collateralized by $778,815 in
             United States Treasury Notes due 2/29/00.
             Proceeds at maturity are $764,255.
             (Cost $764,000)               $764,000

         TOTAL INVESTMENTS
             (Cost $14,714,660)         $17,610,759

LIABILITIES LESS CASH
AND RECEIVABLES: (1.20)% of net assets    $(208,140)

NET ASSETS: 100%                        $17,402,619

*Non-income producing



Mid-Cap Growth Fund
Portfolio of Investments - December 31, 1997

                                             Number
                                               of
                                             Shares     Value

COMMON STOCKS:  87.82% of net assets

BASIC INDUSTRY: 4.32%
          Morton International, Inc.         14,400    $495,000

CONSUMER PRODUCTS - CYCLICAL: 9.55%
         Callaway Golf Company               12,750     364,171
         Clayton Homes, Inc.                 14,750     265,500
         Tommy Hilfiger Corporation          13,250     465,406

CONSUMER STAPLES - FOOD & BEVERAGE: 7.93%
         Alberto Culver Company, Class A     18,950     511,650
         Richfood Holdings, Inc.             14,100     398,325

CONSUMER STAPLES - RETAIL: 12.24%
         American Stores                     13,100     269,369
         Officemax, Inc.*                    20,550     292,838
         Petco Animal Supplies               21,100     506,400
         Ross Stores, Inc.                    9,200     335,225

FINANCIAL - SERVICES: 8.28%
         A.G.  Edwards Inc.                  10,750     427,313
         Green Tree Financial Corporation     8,650     226,522
         United Asset Management Corporation 12,100     295,694

HEALTHCARE - DRUGS: 8.99%
         R.P.  Scherer                        8,400     512,400
         Watson Pharmaceutical, Inc.*        16,000     519,000

HEALTHCARE - HOSPITALS/OTHER: 4.72%
         Dentsply International, Inc.        17,500     540,859

INDUSTRIAL: 8.80%
         Hillenbrand Industries, Inc.        11,650     596,334
         U.S.  Industries Inc.               13,700     412,713

INFORMATION SERVICES: 3.77%
         Cognizant Corp.                      9,700     432,256

TECHNOLOGY - HARDWARE: 7.39%
         American Power Conversion Corp.     15,100    $357,681
         Lexmark International Group Inc.    12,900     490,200

TECHNOLOGY - SEMICONDUCTOR/ELECTRONICS: 3.78%
         Arrow Electronics, Inc.*            13,350     433,041

TECHNOLOGY - SOFTWARE: 8.05%
         Adobe Systems, Inc.                 10,450     430,409
         Fiserv, Inc.*                       10,000     492,500

         TOTAL COMMON STOCKS
     (Cost $8,937,327)                  $10,070,806

SHORT TERM INVESTMENTS: 13.58% of net assets

     REPURCHASE AGREEMENT
             With Donaldson, Lufkin & Jenrette Securities
             Corporation issued 12/31/97 at 6.00%, due
             1/2/98, collateralized by $1,587,193 in
             United States Treasury Notes due 2/29/00.
             Proceeds at maturity are $1,557,519.
             (Cost $1,557,000)           $1,557,000

     TOTAL INVESTMENTS
         (Cost $10,494,327)              $11,627,806

LIABILITIES LESS CASH
AND RECEIVABLES: (1.40%) of net assets   $(160,215)

NET ASSETS: 100%                       $11,467,591


*Non-income producing

Statement of Assets and Liabilities
December 31, 1997


                                                           Mid-Cap
                                Investors     Balanced     Growth
                                Fund          Fund         Fund

ASSETS
Investments, at value (Notes 1 and 2)
     Investment securities      $24,451,297   $16,846,759  $10,070,806
     Repurchase agreement         1,440,000       764,000    1,557,000
     Total investments          $25,891,297   $17,610,759  $11,627,806
Cash                                    925           325          739
Receivables
     Dividends and interest          22,001       115,608        8,329
     Capital shares sold              7,357            --       16,430
     Total assets               $25,921,580   $17,726,692  $11,653,304

LIABILITIES
Payables
     Dividends                     $104,240       $59,974      $44,163
    Investment securities purchased 544,535       264,099           --
     Capital shares redeemed         70,876            --      141,550
     Total liabilities             $719,651      $324,073     $185,713
NET ASSETS (Note 6)             $25,201,929   $17,402,619  $11,467,591
CAPITAL SHARES OUTSTANDING        1,126,654       893,277    1,239,656
NET ASSET VALUE PER SHARE            $22.37        $19.48        $9.25



Statements of Operations
For the period indicated


                Investors Fund Balanced Fund     Mid-Cap Growth Fund
                Year Ended     Year Ended     9 Months Ended Year Ended
                12/31/1997     12/31/1997     12/31/1997     3/31/1996
INVESTMENT INCOME (Note 1)
Interest income     $113,957   $339,034         $34,670     $103,594
Dividend income      194,215     99,488          48,345      123,284
Other income          13,906     13,221             436           --
     Total investment
     income         $322,078   $451,743         $83,451     $226,878

EXPENSES (Notes 3 and 5)*
Investment advisory
  fees              $151,861   $112,110         $67,925     $113,760
Transfer agent and
  administrative fees 51,912     57,564          30,843       96,652
Registration and
  professional fees   22,575     23,778          16,071       34,269
     Total expenses  226,348    193,452         114,839      244,681
NET INVESTMENT
   INCOME (LOSS)     $95,730   $258,291        $(31,388)    $(17,803)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain
  on investments  $3,209,113 $2,051,649      $1,579,590   $4,734,760
Change in net unrealized appreciation
  of investments   2,336,334    889,817       1,250,952   (5,199,869)
NET GAIN (LOSS) ON
  INVESTMENTS      5,545,447  2,941,466       2,830,542     (465,109)
TOTAL INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS $5,641,177 $3,199,757      $2,799,154    $(482,912)


* Certain reclassifications have been made to prior year end information to conform to current year presentation.


Statements of Changes in Net Assets
For the period indicated

                              Investors Fund          Balanced Fund            Mid-Cap Growth Fund
                              Year       Year       Year        Year       Nine         Year        Year
                              Ended      Ended      Ended       Ended      Months Ended Ended       Ended
                              December   December   December    December   December     March       March
                              31, 1997   31, 1996   31, 1997    31, 1996   31, 1997     31, 1997    31, 1996
INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS

Net investment income (loss)    $95,730   $149,156    $258,291    $221,615    $(31,388)    $(17,803)   $163,647
Net realized gain on
  investments                 3,209,113  2,420,310   2,051,649   1,558,337   1,579,590    4,734,760   7,936,809
Net unrealized appreciation
     (depreciation) of
      investments             2,336,334      5,172     889,817    (146,758)  1,250,952   (5,199,869) (2,310,916)
Total increase (decrease) in net assets
   resulting from operations $5,641,177 $2,574,638  $3,199,757  $1,633,194  $2,799,154    $(482,912) $5,789,540


DISTRIBUTIONS TO
     SHAREHOLDERS

From net investment income    (104,054)   (153,894)   (287,828)   (221,362)      --         (15,133)   (148,514)
From net capital gains      (2,972,340) (2,421,537) (1,921,318) (1,554,066) (3,057,678)  (9,039,372) (1,629,234)
     Total distributions    (3,076,394) (2,575,431) (2,209,146) (1,775,428) (3,057,678)  (9,054,505) (1,777,748)

CAPITAL SHARE
TRANSACTIONS (Note 8)        9,525,594   1,251,895   5,394,249     303,122     761,629    3,410,899  18,510,504

TOTAL INCREASE (DECREASE)
     IN NET ASSETS          12,090,377   1,251,102   6,384,860     160,888     503,105   (6,126,518)(14,498,712)

NET ASSETS
Beginning of period        $13,111,552 $11,860,450 $11,017,759 $10,856,871 $10,964,486  $17,091,004 $31,589,716
End of period              $25,201,929 $13,111,552 $17,402,619 $11,017,759 $11,467,591  $10,964,486 $17,091,004

Financial Highlights

Selected data for a share outstanding throughout each period:

                                                                                               Ratio of
                    Net                                                               Ratio of net
      Net           realized &        Distri-                   Net           Net     expenses investment
      asset  Net    unrealized        butions                   asset         assets  to      income
      value  invest. gain  Total from from netDist.             value         end of  average (loss)     Port.  Average
      begin  income (loss) on invest. invest. fm. cap.Total     end of Total  period  net     to average turnover commn
      period (loss) invest's operat's income  gains   dist'ions period return (1000s) assets  net assets rate rate paid



Investors Fund - Fiscal Years Ended December 31

19971$19.16 $0.135   $6.388   $6.523$(0.136)3$(3.180)3$(3.316)3$22.37  34.84%$25,202   1.15%   0.49%     78%    $0.0800
1996  18.03  0.240    3.910    4.150 (0.250)  (4.010)  (4.260)  17.92  22.75  13,112   1.17    1.20      81      0.0800
1995  15.84  0.420    3.450    3.870 (0.420)  (1.260)  (1.680)  18.03  24.63  11,860   1.17    2.44      58      0.0819
1994  16.73  0.390    0.260    0.650 (0.390)  (1.150)  (1.540)  15.84   4.09  10,009   1.20    2.28      54      --
1993  18.15  0.190    0.340    0.530 (0.190)  (1.760)  (1.950)  16.73   3.16  10,207   1.20    1.00      80      --


Balanced Fund - Fiscal Years Ended December 313
19971$18.09 $0.404   $4.042   $4.446$(0.409)3$(2.640)3$(3.049)3$19.48  25.49%$17,403   1.35%   1.80%    78%     $0.0800
1996  22.44  0.500    3.200    3.700 (0.500)  (3.610)  (4.110)  22.03  17.00  11,018   1.42    2.06      86      0.0800
1995  20.16  0.750    3.530    4.280 (0.740)  (1.260)  (2.000)  22.44  21.51  10,857   1.36    3.36      66      0.0818
1994  22.36  0.720   (0.460)   0.260 (0.720)  (1.740)  (2.460)  20.16   1.31  10,588   1.34    3.03      76      --
1993  23.65  0.620    0.370    0.990 (0.620)  (1.660)  (2.280)  22.36   4.35  15,107   1.24    2.53      76      --


Mid-Cap Growth Fund - Nine Month Period Ended December 31
1997  $9.88$(0.025)  $1.911   $1.885   --    $(2.514) $(2.514)  $9.25  26.06%$11,468   1.27%4 (0.035)%4  80%    $0.0790


Mid-Cap Growth Fund - Fiscal Years Ended March 31
19972 $20.49$(0.016)$(0.469) $(0.485)$(0.018)$10.103)$(10.121)  $9.88  (5.59)%$10,964  1.62%  (0.12)%   127%    $0.0729
1996   18.09  0.133   3.621    3.754  (0.115) (1.243)  (1.358)  20.49  21.22   17,091  1.41    0.56      21      --
1995   21.11  0.152   0.190    0.342  (0.152) (3.208)  (3.360)  18.09   2.27   31,590  1.30    0.76       4      --
1994   19.97  0.171   2.125    2.296  (0.170) (0.986)  (1.156)  21.11  11.57   34,931  1.45    0.75       7      --
1993   19.10  0.092   1.031    1.123  (0.121) (0.131)  (0.252)  19.97   5.90   38,911  1.35    0.44      13      --

1 All data reflect share price adjustment due to fund merger on June 13, 1997. See Notes 1 and 9.
2 Data prior to June 13, 1997 represents the Bascom Hill Investors, Inc. 3 Data prior to June 13, 1997 represents the Bascom Hill BALANCED Fund, Inc.
4 Effective 7/31/96, the investment advisory services transferred to Madison Investment Advisors, Inc./Bankers Finance Advisors, LLC from Bankers Finance Investment Management Corp.
5 Includes distribution attributable to net investment income and net realized gain from Mosaic Equity Income Fund and Mosaic Equity Investors. (See Note 1)
6     See Note 7.
7     Annualized.




Mosaic Equity Trust
Notes to Financial Statements
For the period ended December 31, 1997

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company act of 1940 as an open-end, diversified investment management company. The Trust offers shares in four separate portfolios which invest in differing securities. The Investors Fund, the surviving economic entity of the merger between Mosaic Equity Trust Investors Fund and Bascom Hill Investors, Inc., which occurred on June 13, 1997, is invested in established companies that may be undervalued or may offer good management and significant growth potential. The Balanced Fund, the surviving economic entity of the merger between Mosaic Equity Trust Equity Income Fund and Bascom Hill BALANCED Fund, Inc., which occurred on June 13, 1997, is invested in a combination of investment grade fixed-income securities and equity securities of established companies. All financial information presented prior to the effective date of the merger represents activity of the Bascom Hill Investors, Inc. and the Bascom Hill BALANCED Fund, Inc. The Mid-Cap Growth Fund, formerly known as the Special Growth Portfolio, is invested primarily in smaller "mid-cap" companies that may offer rapid growth potential. The Worldwide Growth Fund, now known as the Foresight Fund (effective January 1, 1998), moves in and out of the stock and bond markets when these markets appear unusually over-or-under valued. The Foresight Fund issues separate semi-annual and annual financial reports to shareholders.

Share Price Adjustment Due to Merger: On June 13, 1997, the Balanced Fund shares were adjusted pursuant to the merger as discussed above by approximately the following factors: adjustment to shares, 1.218; adjustment to net asset value per share, 0.821. Similarly, the Investors Fund shares were adjusted as follows: adjustment to shares, 0.935; adjustment to net asset value per share, 1.0699.

Fiscal Year: Beginning April 1, 1997, the Trust's fiscal year will end on December 31. The predecessors of the Investors and Balanced Funds had previously maintained December 31 fiscal years and this report represents a full twelve-month Annual Report for such funds. With regard to the Mid-Cap Growth Fund, this Report is the second of two financial statements the Trust has provided for its short fiscal year beginning April 1, 1997 and ending December 31, 1997.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price, if available, and if not available such securities are valued at the mean between their bid and asked prices. Other securities, for which current market quotations are not readily available, are valued at their fair value as determined in good faith by the Trustees. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statements and federal income tax purposes. Repurchase agreements are valued at amortized cost which approximates market value.

Investment Income: Interest and other income (if any) is accrued as earned. Dividend income is recorded on the ex-dividend date.

Dividends: Substantially all of the Trust's accumulated net investment income, if any, determined as gross investment income less accrued expenses, is declared as a regular dividend and distributed to shareholders at fiscal year end. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at calendar year end. Additional distributions may be made if necessary.

Income Tax: In accordance with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of each portfolio is distributed to its shareholders, and therefore no federal income tax provision is required.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3.  Investment Advisory Fees and Other Transactions with Affiliates.
The Investment Advisor to the Trust, Madison Investment Advisors, Inc./Bankers Finance Advisors, LLC ("the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of each of the Investors, Balanced and Mid-Cap Growth Funds; the fees are accrued daily and are paid monthly. The Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996.

The Advisor is responsible for the fees and expenses of trustees who are affiliated with the Advisor and certain promotional expenses. For the year ended December 31, 1997, outside trustee fees were $3,200 for Investors, $2,700 for Balanced and for the nine months ended December 31, 1997 were $2,250 for Mid-Cap Growth.

4. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation are stated as follows as of December 31, 1997:

                                                            Mid-Cap
                      Investors Fund     Balanced Fund     Growth Fund

Aggregate cost         $20,003,454        $14,714,660     $10,494,327
Gross unrealized
   appreciation         $6,146,692         $3,013,821      $1,394,989
Gross unrealized
   depreciation           (258,849)          (117,722)       (261,510)
Net unrealized
   appreciation         $5,887,843         $2,896,099      $1,133,479

5. Other Expenses. Effective November 1, 1997, all expenses and support services are provided by the Advisor under Services Agreement for fees based on a percentage of average net assets. This percentage is 0.40% for the Investors Fund, 0.45% for the Balanced Fund and 0.50% for the Mid-Cap Growth Fund. Prior to November 1, 1997, the Trust reimbursed the Advisor under a Services Agreement for all the Trust's direct expenses, namely fees for blue sky, SEC registration, custody, legal and accounting, printing, insurance and the independent trustees. All remaining support services were provided by the Advisor for a fee equal to a percentage of average net assets. For the period from June 13, 1997 through October 31, 1997, such direct and other expenses (not including advisory fees) were capped at .40% for the Investors Fund and
 .55% for the Balanced Fund. For the period from April 1, 1997, such direct and other expenses (not including advisory fees) were .52% for the Mid-Cap Growth Fund. For the year ended December 31, 1997, such expenses paid by the Investors Fund were $74,487 and by the Balanced Fund were $81,342. For the nine-months ended December 31, 1997, such expenses paid by the Mid-Cap Growth Fund were $46,914.

6. Net Assets. At December 31, 1997, net assets included the following:

                               Investors     Balanced     Mid-Cap Growth
                                 Fund          Fund          Fund

Net paid in capital on shares
   of beneficial interest      $19,012,658   $14,052,416   $9,809,242
Distribution in excess of
   net income                         (217)         (130)        --
Accumulated net realized gains     301,645       454,234      524,870
Net unrealized appreciation of
   investments                   5,887,843     2,896,099    1,133,479

      Total net assets         $25,201,929   $17,402,619  $11,467,591


7. Investment Transactions. Purchases and sales of securities other than short-term securities were as follows:


                Investors Fund     Balanced Fund     Mid-Cap Growth Fund
                Year Ended         Year Ended        Nine Months Ended
                December 31, 1997  December 31, 1997 December 31, 1997

     Purchases     $14,768,544     $10,361,527        $8,708,687
     Sales          13,498,729      10,486,373        11,565,553

For purposes of determining portfolio turnover, the transfer of securities pursuant to the merger on June 13, 1997 are not considered for the Investors Fund and the Balanced Fund.

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

                                   Investors Fund           Balanced Fund       Mid-Cap Growth Fund
                                   Year         Year       Year       Year      Nine         Year
                                   Ended        Ended      Ended      Ended     Months Ended Ended
                                   December     December   December   December  December     March
                                   31, 1997     31, 1996   31, 1997   31, 1996  31, 1997     31, 1996
In Dollars
Shares sold                        $6,367,150    $717,580   $506,400   $190,147 $23,964,062  $31,470,896
Additional shares in connection with
     merged funds                   8,167,826       --     5,629,050        --        --         --
Shares issued in reinvestment
     of dividends                   2,936,288   2,404,639  2,111,666  1,699,086   2,971,370    8,494,283
Total shares issued                17,471,264   3,122,219  8,247,116  1,889,233  26,935,432   39,965,179
Shares redeemed                    (7,945,670) (1,870,324)(2,852,867)(1,586,111)(26,173,803) (36,554,280)
Net increase                       $9,525,594  $1,251,895 $5,394,249   $303,122    $761,629   $3,410,899

In Shares
Shares sold                           271,938      37,333     24,140      7,944   2,599,323    2,675,134
Additional shares in connection with
     merged funds, net                332,755         --     400,072         --      --            --
Shares issued in reinvestment
     of dividends                     134,417     132,406    103,505     75,908     353,118      693,789
Total shares issued                   739,110     169,739    527,717     83,852   2,952,441    3,368,923
Shares redeemed                      (344,210)    (95,706)  (134,580)   (67,635) (2,822,303)  (3,093,601)
Net increase                          394,900      74,033    393,137     16,217     130,138      275,322

9. Discussion of Business Combinations. Effective June 13, 1997, Bascom Hill Investors, Inc. merged with Mosaic Equity Trust Investors Fund series, the combined fund being known as Mosaic Investors Fund. Also on such date, Bascom Hill BALANCED Fund, Inc. merged with Mosaic Equity Trust Equity Income Fund series, whereupon it was renamed Mosaic Equity Trust Balanced Fund. Both reorganizations were designed to be accomplished as tax-free reorganizations pursuant to Internal Revenue Code Section 368(a)(1)(C). The respective Equity Trust series are the legal survivors of such reorganizations. However, the respective Bascom Hill funds are the economic survivors of the reorganizations. As of the date of the merger, shareholders of Bascom Hill Investors, Inc.
received approximately 0.94 shares of beneficial interest of Mosaic Investors Fund for each share they held of Bascom Hill Investors, Inc.
A total of 740,680 shares of Bascom Hill Investors, Inc. were outstanding as of the date of the reorganization, resulting in the issuance of 692,292 shares of beneficial interest. As of the date of the merger, shareholders of Bascom Hill BALANCED Fund, Inc. received approximately 1.22 shares of beneficial interest of Mosaic Balanced Fund for each share they held of Bascom Hill BALANCED Fund, Inc. A total of 481,364 shares of Bascom Hill BALANCED Fund, Inc. were outstanding as of the date of the reorganization, resulting in the issuance of 586,377 shares of beneficial interest. The Mosaic Investors Fund's net assets on June 13, 1997 ($8,167,826), including $1,884,859 of unrealized appreciation, $7,375 of undistributed income and $64,764 of undistributed capital gains, were combined with those of Bascom Hill Investors, Inc. The Mosaic Equity Income Fund's net assets on June 13, 1997 ($5,629,050), including $1,029,300 of unrealized appreciation, $26,399 of undistributed income and $315,781 of undistributed capital gains, were combined with those of Bascom Hill BALANCED Fund, Inc. The separate and combined aggregate net assets as of the date of the reorganization are as follows:

FINANCIAL POSITION FOR MERGED FUNDS AS OF 6/13/1997

                                  UNAUDITED                                UNAUDITED
                                  MOSAIC INVESTORS FUND                    MOSAIC BALANCED FUND
                                  Pre-Merger                Combined       Bascom Hill   Pre-Merger     Combined
                                  Bascom Hill    Mosaic     Mosaic         Balanced      Equity         Mosaic
                                  Investors,     Investors  Investors      Fund,         Income         Balanced
                                  Inc.           Fund       Fund           Inc.          Fund           Fund
Investment in securities at cost  $10,088,329    $6,006,064 $16,094,393     $8,772,123   $4,170,293     $12,942,416

Investment in securities at value $13,273,544    $7,890,923 $21,164,467    $10,356,474   $5,199,593     $15,556,067
Short-term investments              1,617,831       275,000   1,892,831        819,675      404,000       1,223,675
Other assets                          (23,807)        5,798     (18,010)        67,969       28,242          96,211
                                   14,867,568     8,171,720  23,039,288     11,244,118    5,631,835      16,875,953

Liabilities                            32,616         3,895      36,511         56,476        2,785          59,261
Net assets                        $14,834,952    $8,167,826 $23,002,777    $11,187,642   $5,629,050     $16,816,692

Shares outstanding                    740,680       381,143   1,073,435        481,364      295,059         881,436

Net asset value per share              $20.03        $21.43      $21.43         $23.24       $19.08          $19.08

Telephone Numbers
Shareholder Service
  Washington, DC area:  703 528-6500
  Toll-free nationwide:  1 888 670-3600

Mosaic Tiles (24 hour automated information)
  Toll-free nationwide:  1 800 336-3063

The Mosaic Family of Mutual Funds
Mosaic Equity Trust
  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Income Trust
  Mosaic High Yield Fund
  Mosaic Government Fund
  Mosaic Bond Fund

Mosaic Tax-Free Trust
  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Maryland Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling the numbers above. Read it carefully before you invest or send money.

1655 Ft. Myer Drive, 10th floor
Arlington, Virginia  22209-3108

http://www.mosaicfunds.com

Mosaic Equity Trust
Worldwide Growth Fund


Annual Report
December 31, 1997




Management's Discussion of Fund Performance


On January 1, 1998, the name, investment objectives and policies of Mosaic's Worldwide Growth Fund changed. The Fund entered the new year known as Mosaic Foresight Fund, no longer investing in foreign equity securities. This discussion describes the Fund's performance during its final fiscal period as a foreign emerging markets fund.

For the year ending December 31, 1997, the Worldwide Growth Fund returned 2.48%, surpassing the Europe Australia Far East (EAFE) Index's 0.24% and the Lipper Emerging Markets Index's -11.05%. For the Fund's nine-month fiscal year beginning April 1, 1997, its total return was - 4.60%. This contrasts with the Fund's three-month total return of 13.37% through June 30, 1997 as reported in its Interim Report for that period. The Fund's performance for the fiscal year was adversely affected by the worldwide decline in the emerging markets set off by the meltdown in the Far East in October. While the markets in the United States and the developed world have seen a recovery from the tremors caused by the decline of the markets in Asia, the smaller emerging markets in which the Fund invested did not experience the same type of recovery by year end.

For example, from April 1, 1997 through year end, the market indices in Poland and South Africa were down 15.28% and 10.95%, respectively, despite their distance from the turmoil in the Far East. A relative bright spot in the Far East was Hong Kong, down only 15.83%, compared with the markets in Malaysia, Thailand and Korea, all down between 40% and 50%. Even usually stable Singapore saw its market decline by approximately 24%. The markets in Latin America were mixed, with bright spots such as Mexico (up over 50%) and Brazil (up approximately 12%) offset by Argentina (12%) and Chile (2.52%).

Although 1997 was a dismaying year for emerging markets' investors, the Worldwide Growth Fund far out-performed the index of diversified emerging markets funds measured by Lipper Analytical Services, Inc., which was down 20.29% for the nine-month period. The Worldwide Growth Fund's losses during the last calendar quarter were tempered by the Fund's minimal exposure to the Asian markets. Nevertheless, for the first time in over four years, many Far Eastern market "blue chip" stocks had begun trading at a discount to the S&P 500. As a result, the Fund did not eliminate its exposure to the Asian markets completely when the October crash occurred.

Our performance relative to other emerging markets funds can also be attributed to the temporary defensive measures we began taking shortly before the October crash. By December, the Fund was primarily invested in domestic fixed-income securities. This positioned the Fund to avoid further declines in the emerging markets in anticipation of the Fund's change of investment policies effective January 1, 1998.

MOSAIC EQUITY TRUST
WORLDWIDE GROWTH FUND




COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
MOSAIC EQUITY TRUST WORLDWIDE GROWTH FUND AND THE
MORGAN STANLEY EUROPEAN AUSTRALIAN FAR EAST INDEX


Worldwide Growth Fund

4.1%
Average Annual Total
Return Since Inception
(April 16, 1993 to
December 31, 1997)

2.5%
One-Year
Total Return

Depicted herein is the graphic comparison described above. The relevant data points are as follows:

               Worldwide Growth Fund        EAFE Index
Year           Growth of 10,000

Beginning Point   $10,000                   $10,000
1993 (8 months)   $14,892                   $10,705
1994              $11,315                   $11,373
1995              $10,783                   $12,444
1996              $11,782                   $12,991
1997              $12,079                   $13,022

Due to the change in the investment strategy, the EAFE will no longer be an appropriate comparison.

Past performance is not predictive of future performance.

Report of Independent Auditors



To the Board of Trustees and Shareholders of Worldwide Growth Fund, Mosaic Equity Trust:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Worldwide Growth Fund (the "Fund"), one of the four Funds of the Mosaic Equity Trust, as of December 31, 1997 and the related statements of operations and changes in net assets and the financial highlights for nine-month period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Fund for the year ended March 31, 1997 and and the financial highlights for each of the years in the four-year period ended March 31, 1997 were audited by other auditors whose report, dated May 2, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Worldwide Growth Fund as of December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the nine-month period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

(signature)

Princeton, New Jersey
February 13, 1998

Worldwide Growth Fund
Portfolio of Investments - December 31, 1997

                                    Principal
                                       Amount     Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 92.35% of Net Assets
 Federal Home Loan Mortgage Corp.
Discount Note, 5.70%, 1/06/98         $125,000    $124,921
 Federal Home Loan Mortgage Corp.
Discount Note, 5.70%, 1/09/98          200,000     199,778
 Federal Home Loan Mortgage Corp.
Discount Note, 5.76%, 1/16/98          345,000     344,227
 Federal National Mortgage Assoc.
Discount Note, 5.70%, 1/02/98          200,000     200,000
 Federal National Mortgage Assoc.
Discount Note, 5.71%, 1/07/98          300,000     299,762
 Federal National Mortgage Assoc.
Discount Note, 5.70%, 1/08/98          300,000     299,715
 Federal National Mortgage Assoc.
Discount Note, 5.76% 1/15/98           300,000     299,376

 TOTAL GOVERNMENT AGENCY OBLIGATIONS
     Proceeds at maturity are
$1,770,000. (Cost $1,767,779)                    1,767,779


REPURCHASE AGREEMENT:  8.83% of Net Assets
With Donaldson, Lufkin & Jenrette Securities Corporation issued 12/31/97 at 6%, due 1/02/98, collateralized by $172,277 in United States Treasury Notes due 2/29/00. Proceeds at maturity are $169,056. (Cost $169,000)
                                                   169,000

TOTAL INVESTMENTS (Cost $1,936,779)+            $1,936,779

LIABILITIES, LESS CASH AND RECEIVABLES: (1.18%)%
  of Net Assets                                    (22,651)

TOTAL NET ASSETS: 100%                          $1,914,128


+ Equals aggregate cost for federal income tax purposes.



Worldwide Growth Fund
Statement of Assets and Liabilities
December 31, 1997


ASSETS
Investments, at value (Notes 1 and 2)
Investment securities              $1,767,779
Repurchase agreement                  169,000
Total investments                   1,936,779
Cash                                      801
Interest receivable                        57

Total Assets                        1,937,637

LIABILITIES
Capital shares redeemed                23,509

NET ASSETS (Note 5)                $1,914,128

CAPITAL SHARES OUTSTANDING            182,966

NET ASSET VALUE PER SHARE              $10.46


Worldwide Growth Fund
Statements of Operations
For the period indicated

                                   Nine Months Ended     Year Ended
                                   December 31, 1997     March 31, 1997
INVESTMENT INCOME (Note 1)
Interest income                              $20,311     $15,623
Dividend income (net of foreign taxes
  of $2,155 and $4,816, respectively)          24,782     58,150
Total income                                   45,093     73,773

EXPENSES (Notes 3 and 4)*
Investment advisory fee                        19,204     28,352
Transfer agent and administrative expenses     17,659     22,676
Securities registration and blue sky expenses   6,505      9,873
Custodian fees                                  9,418     18,587
Registration and professional fees              2,892      5,566
Investment advisory fees waived                (9,602)   (14,176)
Total expenses                                 46,076     70,878

NET INVESTMENT INCOME (LOSS)                    $(983)    $2,895

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments             $127,653    $60,864
Net realized loss on foreign currency
   transactions                               (21,582)    (6,455)
Net unrealized appreciation (depreciation)
   of investments                            (175,233)   225,620
Net unrealized appreciation on foreign
   currency transactions                            --     3,044

NET GAIN (LOSS) ON INVESTMENTS                (69,162)   283,073

TOTAL INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $(70,145)  $285,968

*Certain reclassifications have been made to prior year end information to conform to current year presentation.

Worldwide Growth Fund
Statements of Changes in Net Assets
For the period indicated
                                   Nine Months        Year       Year
                                         Ended       Ended      Ended
                                   December 31,   March 31,  March 31,
                                           1997        1997       1996
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS

Net investment income (loss)              $(983)     $2,895    $14,830
Net realized gain (loss) on investments 127,653      60,864   (577,927)
Net realized loss on foreign currency
  transactions                          (21,582)     (6,455)    (3,488)
Net unrealized appreciation
  (depreciation) of investments        (175,233)    225,620  1,103,450
Net unrealized appreciation
  (depreciation) on foreign currency
  transactions                               --       3,044     (3,053)

Total increase (decrease) in net assets
   resulting from operations            (70,145)    285,968    533,812

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income                        --          --    (22,834)

CAPITAL SHARE TRANSACTIONS (Note 7)    (597,912)   (819,492)  (714,253)

TOTAL DECREASE IN NET ASSETS           (668,057)   (533,524)  (203,275)

NET ASSETS
Beginning of period                   2,582,185   3,115,709  3,318,984
End of period                        $1,914,128  $2,582,185 $3,115,709


Worldwide Growth Fund
Financial Highlights

Selected data for a share outstanding throughout each period:

                                                                                               Ratio of
                    Net                                                               Ratio of net
      Net           realized &        Distri-                   Net           Net     expenses investment
      asset  Net    unrealized        butions                   asset         assets  to      income
      value  invest. gain  Total from from netDist.             value         end of  average (loss)     Port.  Average
      begin  income (loss) on invest. invest. fm. cap.Total     end of Total  period  net     to average turnover commn
      period (loss) invest's operat's income  gains   dist'ions period return (1000s) assets  net assets rate rate paid


19975$10.968$(0.005)  $(0.501) $(0.506)---    ---      ---     $10.462 (4.60)% $1,914   2.41%2 0.05%2      2%   $0.0010
19976  9.862  0.012     1.094    1.106 ---    ---      ---      10.968 11.21    2,582   2.50   0.10       47     0.0035
19966  8.501  0.044     1.387    1.431 (0.070)---      (0.070)   9.862 16.88    3,116   2.38   0.43       78     --
19956 12.511  0.022    (2.491)  (2.469)(0.025)(1.516)  (1.541)   8.501(22.20)   3,319   2.05   0.21       65     --
19941 10.000 (0.035)    2.546    2.511 ---    ---      ---      12.511 26.192   3,526   1.812 (0.48)2     83     --

1      For the period from April 16, 1993 (inception) to March 31, 1994
2     Annualized
3     Had the Advisor not waived advisory fees, the Fund's annualized ratios of expenses and net investment loss to average net assets would have been 2.92% and (0.56)%, respectively, for the nine-month period ended
December 31, 1997; 3.00% and (0.40)%, respectively, for the year ended
March 31, 1997; 2.97% and (0.17)%, respectively, for the year ended
March 31, 1996; and 3.05% and (0.79)%, respectively, for the year ended March 31, 1995. Had the Advisor not waived the advisory fee and deferred a portion of the operating expenses, the Fund's annualized ratios of expenses and net investment loss to average net assets would have been 4.24% and (2.92)%, respectively, for the period from inception to March 31, 1994.  Ratio of expenses to average net assets includes fees paid indirectly for the year ended March 31, 1996 and thereafter.
4     Required disclosure for fiscal years beginning after September 1,
1995 pursuant to SEC regulations
5     For the nine month period ended December 31, 1997
6     For the year ended March 31

Notes:
Effective July 31, 1996, the investment advisory services transferred to Bankers Finance Advisors, LLC from Bankers Finance Investment Management Corp. (See Note 3).

Worldwide Growth Fund
Notes to Financial Statements
December 31, 1997


1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust"), formerly known as GIT Equity Trust, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust offers shares in four separate funds which invest in differing securities. The Worldwide Growth Fund (the "Fund") invested primarily in foreign equity securities, emphasizing companies that are likely to benefit from the growth of the world's smaller and emerging capital markets. Effective January 1, 1998, this Fund is being managed as a strategic asset allocation domestic equity fund. Accordingly, it has been renamed the "Foresight Fund." The Mid-Cap Growth, Investors and Balanced Funds are managed independently from the Worldwide Growth Fund and issue separate semi-annual and annual financial reports to shareholders.

Fiscal year: Beginning April 1, 1997, the Trust's fiscal year will end on December 31.

Securities Valuation: Securities traded on a securities exchange are valued at their closing sale price, if available, and if not available, such securities are valued at the mean between their bid and asked prices. Other securities, for which current market quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees. Securities whose prices are quoted in foreign currency are normally translated into U.S. dollars based on exchange rates at 4 p.m., London, England time. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Short-term and repurchase agreements are valued at amortized cost, which approximates market value.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the daily rates of exchange on the reporting date and

(ii) purchase and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses from foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses from foreign currency transactions arise from changes in the value of assets and liabilities other than investments in securities at the end of the period, caused by changes in exchange rates.

Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. Such contracts have been used solely to establish a rate of exchange for settlement of transactions. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses are recognized when contracts settle. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts.

Investment Income: Interest and other income (if any) is accrued as earned. Dividend income is recorded on the ex-dividend date.

Dividends: Substantially all of the Trust's net investment income, determined as gross investment income less expenses, if any, is declared as a regular dividend and distributed to shareholders at calendar and fiscal year end. Capital gain distributions, if any, are declared and paid at calendar and fiscal year end. Additional distributions may be made if necessary.

Income Tax: In accordance with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of each portfolio is distributed to its shareholders, and therefore no federal income tax provision is required. As of December 31, 1997 the Fund had available for federal income tax purposes unused capital loss carryovers of $411,508 expiring December 31, 2003.

Share Subscriptions: Shares purchased by check or otherwise not paid for in immediately available funds are accounted for as share subscriptions receivable and shares reserved for subscriptions.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3.  Investment Advisory Fees and Other Transactions with Affiliates.
The Investment Advisor to the Trust, Bankers Finance Advisors, LLC ("the Advisor"), earns an advisory fee equal to 1.00% per annum of the average net assets of the Fund; the fee is accrued daily and paid monthly. The Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996. The Advisor purchased the investment assets of Bankers Finance Investment Management Corp. ("BFIMC"), the Trust's previous advisor, effective July 31, 1996. For the nine months ended December 31, 1997, the Advisor waived $9,602 of such fee from the Fund.

The Advisor is responsible for the fees and expenses of trustees who are affiliated with the Advisor and certain promotional expenses. For the nine months ended December 31, 1997, independent Trustees fees of $750 were paid by the Fund.

4. Other Expenses. Effective November 1, 1997, all expenses and support services are provided by the Advisor under Services Agreement for fees based on a percentage of average net assets. This percentage was 1.90% for the Fund through December 31, 1997. Prior to November 1, 1997, the Trust reimbursed the Advisor under a Services Agreement for all the Trust's direct expenses, namely fees for blue sky, SEC registration, custody, legal and accounting, printing, insurance and the independent trustees. All remaining support services were provided by the Advisor for a fee equal to a percentage of average net assets. For the nine month ended December 31, 1997, operating expenses of $36,474 have been reimbursed to the Advisor, under the Service Agreement.

5.  Net Assets.  At December 31, 1997, net assets include the following:


Net paid in capital on shares of beneficial interest      $2,348,202
Accumulated net investment loss                                 (983)
Accumulated net realized loss                               (433,091)

     Total net assets                                     $1,914,128

6. Investment Transactions. Purchases and sales of securities other than short-term securities for the nine months ended December 31, 1997 were $51,031 and $2,230,436, respectively.

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the periods presented were as follows:

                                           Nine Months
                                                 ended   Year ended      Year ended
                                     December 31, 1997   March 31, 1997  March 31, 1996
In Dollars
Shares sold                                   $560,174     $561,455          960,967
Shares issued in reinvestment of dividends          --           --           18,767
Total shares issued                            560,174      561,455          979,734
Shares redeemed                             (1,158,086)  (1,380,947)      (1,693,987)
Net decrease                                 $(597,912)   $(819,492)       $(714,253)

In Shares
Shares sold                                     47,038       52,876          100,911
Shares issued in reinvestment of dividends          --           --            2,009
Total shares issued                             47,038       52,876          102,920
Shares redeemed                                (99,499)    (133,392)        (177,403)
Net decrease                                   (52,461)     (80,516)         (74,483)


